BBIF MONEY FUND

BBIF TREASURY FUND

BIF MONEY FUND

BIF TREASURY FUND

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 1, 2017 to the

Prospectus of each Fund

Effective immediately, the first paragraph of the section entitled “Management of the Funds — Dividends, Distributions and Taxes” is deleted in its entirety and replaced with the following:

Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Net investment income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will typically begin accruing dividends on the day following the date your purchase becomes effective. Dividends that are declared but unpaid will remain in the gross assets of a Fund and will, therefore, continue to earn income for the Fund’s shareholders. In most cases, shareholders will receive statements monthly or quarterly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption, except with respect to transactions that settle on a same-day basis. In that case, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Each Fund intends to make distributions, a significant amount of which may be taxed as ordinary income, although each Fund may distribute capital gains as well. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

Shareholders should retain this Supplement for future reference.

PRO-BIFBBIF-0917SUP